Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
LEASES
NOTE 13:-	LEASES

The Company’s leases include offices and warehouses for its facilities worldwide, as well as car leases, which are all classified as operating leases. Certain leases include renewal options that are subject to the Company’s sole discretion. The renewal options were included in the right of use (“ROU”) and liability calculation if it was reasonably certain that the Company will exercise the option.

The components of lease expense for the years ended December 31, 2021 and 2020 were as follows:

	Year ended December 31,
	2021	2020	2019

Operating lease	$5,085	$4,544	$3,857
Short-term lease	264	34	131

Total lease expense	$5,085	$4,578	$3,988

Cash paid for amounts included in the measurement of operating lease liabilities was $5,490, $4,635 and $3,910 during the years ended December 31, 2021 , 2020 and 2019 respectively.

The Company’s operating lease agreements have remaining lease terms ranging from one year to nine years, some of these agreements include allowances, for the Company to extend the leases for an additional terms, of up to five years.

As of December 31, 2021, the weighted average remaining lease term is approximately 7.7 years, and the weighted average discount rate is 2.7 percent. The discount rate was determined based on the estimated collateralized borrowing rate of the Company, adjusted to the specific lease term and location of each lease.

Maturities of operating lease liabilities as of December 31, 2021 were as follows:

2022	$5,704
2023	4,446
2024	4,015
2025	3,271
2026 and after	12,353

Total operating lease payments	$29,789

Less - imputed interest	2,831

Present value of lease liabilities	$26,958

As of December 31, 2021 the Company has an operating lease that has not yet commenced, with a lease obligation of approximately $ 4,071 for new offices. The operating lease will commence in 2022 with a lease term of nine years, including an option for a five year extension.